UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 1, 2006

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC		29456
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                           REGULATION FD DISCLOSURE.

On October 10, 2006, we had 750 full-time employees.

For 2006 we project annual revenues in excess of $180 million.

Our current manufacturing capacity is approximately 40 Cougar and 5 Buffalo vehicles per month at our Ladson, SC facility.

On November 10, 2006, we engaged Elliot Davis, LLC as our new independent auditors for fiscal 2007.

Through September 30, 2006 we have recognized approximately $30 million in Integrated Logistics Services (ILS - spare parts and support services) revenues and estimate that our annual revenues for the ILS division will be approximately $42 million.

On February 3, 2006 we completed the production of a total of 41 Buffalo vehicles. On May 5, 2006, we were awarded a sole sourced contract to provide the U. S. Marine Corps with 79 Joint Ordnance Disposal Rapid Response Vehicles (JERRV). On May 31, 2006, we announced an agreement with BAE Systems Land & Armaments L.P. whereby we will produce 50% of the Iraqi Light Armored Vehicles (ILAV) awarded to BAE under a contract with the U.S. Army, resulting in an order for our company of 189 vehicles, with an option for as many as 336 additional vehicles.  We were awarded our first foreign contract by the British Ministry of Defense on August 11, 2006 for more than 90 JERRV and an option to purchase an additional 18 vehicles. On November 9, 2006 we were awarded a contract by the U.S. Marine Corps for a maximum order of 200 JERRV and 80 Buffalo vehicles as part of the Mine Resistant Ambush Protected Vehicle (MRAP) Program.  This preliminary award is a firm order for 100 JERRV and 44 Buffalo with an option to purchase an additional 100 JERRV and 36 Buffalo vehicles. We believe the award of these contracts demonstrates the confidence that the U.S. Military, and now the British Ministry of Defense, has in the capabilities of our vehicles.

The U.S. Military has indicated that it is beginning to transition away from the High Mobility Multipurpose Wheeled Vehicle (HMMVV) towards armored vehicles that will offer greater protection to the men and women of our armed forces. The U.S. Army, U.S. Marine Corps and U.S. Navy have announced contract solicitations to increase the number and quality of their armored vehicles.  We are striving to be an integral part of the transition to a new generation of armored vehicles.  Under the MRAP Program, the U.S. Marine Corps is soliciting bids through a Request for Proposals (RFP) for three different categories of armored vehicles.  Category 1 vehicles need to transport no less than six personnel and will be used in urban operations.  The U.S. Marine Corps expects to purchase a minimum of 1,500 Category 1 vehicles with an option to buy an additional 7,500 vehicles.  Our 4x4 Cougar design meets the requirements for vehicles in this Category.  The U.S. Marine Corps have also released an RFP to purchase 2,600 Category II vehicles with an option to buy as many as 13,000. The Category II vehicles need to transport no less than ten personnel and will have multi-mission purposes including transport, explosive ordnance disposal and combat engineering. On November 9, 2006, 200 vehicles in this category were sole-sourced to us for the manufacture of our 6x6 Cougar vehicles.  In Category III of the MRAP Program, the Marines have already sole sourced 44 vehicles to Force Protection as part of the agreement of November 9, 2006, with an option to buy an additional 36 vehicles. The Category III vehicles need to transport no less than twelve personnel and will support route clearance.  Although the Marines have not yet committed to award any additional vehicles in this category, we believe that an RFP for Category III vehicles will be forthcoming in the near future.  If all options on these contracts are exercised these contracts could have an estimated value of up to $10 billion.

The U.S. Army is in the process of improving its fleet of armored vehicles under the Ground Standoff Mine Detection System (GSTAMIDS) Program.  Contracts under this existing and funded program are to be awarded for two types of vehicles, the Mine Protected Clearance Vehicle (MPCV) and the Medium Mine Protected Vehicle (MMPV). Our Buffalo vehicle meets the Army’s MPCV specifications and our Cougar JERRV meets the specifications for the MMPV. The Army has a requirement for approximately 180 MPCVs and over 600 MMPVs at a total estimated value of $1.4 billion.

The information in this report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

This report  may  contain  forward-looking  statements  that  involve risks and uncertainties, including, without limitation, statements  concerning  our  business  and possible or assumed future results of operations.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the  forward-looking  statements  for  many  reasons  including:  our ability to continue  as  a  going  concern,  adverse  economic changes affecting markets we serve;  competition  in  our  markets  and industry segments; our timing and the profitability  of  entering  new  markets; greater than expected costs, customer acceptance  of  our  products  or difficulties related to our integration of the businesses  we may acquire; and other risks and uncertainties as may be detailed from  time  to  time  in  our  public announcements and SEC filings available at www.sec.gov. Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels  of  activity,  performance  or achievements may not meet these expectations.  We do not intend to update any of the  forward-looking statements after the date of this document to conform these statements  to  actual  results  or  to  changes  in our expectations, except as required  by  law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date	December 1, 2006

/s/ Gordon McGilton
(Signature)

Name: Gordon McGilton
Title: Chief Executive Officer